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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 3, 1997
                                                  ------------------------


                          PIEDMONT MINING COMPANY, INC.
             (Exact name of registrant as specified in its charter)



North Carolina                            0-16436                 56-1378516
--------------                            -------                 ----------
(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)      Identification No.)



4101-G Stuart Andrew Boulevard, Charlotte, North Carolina              28217
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       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (704) 523-6866
                                                     --------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Information in response to Item 4(a) was previously provided in a Current Report on Form 8-K dated December 3, 1996 and filed by the Registrant on December 6, 1996, reporting the resignation of Price Waterhouse LLP as the Registrant's independent accountants.

         (b) On March 3, 1997, the Board of Directors engaged Gleiberman Spears Shepherd & Menaker, P.A. ("GSS&M") to replace Price Waterhouse LLP as the Registrant's independent accountants. Price Waterhouse LLP served as the Registrant's independent accountants through December 3, 1996. Prior to such engagement, the Registrant did not consult with GSS&M regarding any of the items specified in Item 304(a)(2) of Regulation S-B or otherwise.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  16 Letter from Price Waterhouse LLP regarding resignation of certifying accountant (previously filed with Current Report on Form 8-K dated December 3, 1996)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PIEDMONT MINING COMPANY, INC.



                                     By:   /s/ Robert M. Shields, Jr.
                                          -------------------------------------
                                               Robert M. Shields, Jr.
                                               Chairman of the Board, Chief
                                               Executive Officer and Treasurer



Dated:  March 4, 1997


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